UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 28, 2017

Date of Report (Date of earliest event reported)

Carbonite, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Avenue de Lafayette

Boston, Massachusetts, 02111

(Address of principal executive offices) (Zip Code)

(617) 587-1100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with a proposed private offering of convertible senior notes to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), Carbonite, Inc. (“Carbonite” or the “Company”) is providing prospective investors with certain information, an excerpt of which is included below.

This report does not constitute an offer to sell nor a solicitation of an offer to buy any securities.

The information furnished under this Item 7.01 of Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Preliminary Estimated Double-Take Financial Information for the Years ended October 31, 2016 and 2015 and Expected Pro Forma Adjustments

As previously disclosed, on January 31, 2017, Carbonite completed the acquisition of Double-Take Software, Inc. (“Double-Take”). Double-Take’s financial results for the years ended October 31, 2016 and 2015 have not yet been finalized. Preliminary estimated ranges of Double-Take’s historical revenue are included below, based on currently available information. Carbonite has provided ranges for revenue, rather than specified amounts, because the financial procedures and audit for such periods are not yet complete. As a result, Double-Take’s actual revenue may vary materially from the estimated revenue included herein. Accordingly, investors should not place undue reliance on these estimates. This preliminary financial data has been prepared by, and is the responsibility of, Carbonite’s management. No accounting firm has completed any procedures with respect to the preliminary estimates presented below. Accordingly, no accounting firm expresses an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for the financial statements that will be prepared in accordance with generally accepted accounting principles and filed with the Securities and Exchange Commission (the “SEC”) in the future. Audited financials of Double-Take were not prepared prior to Carbonite’s acquisition of Double-Take. In addition, these estimates are not necessarily indicative of the results to be achieved for any future period or as part of Carbonite. See “Risks Relating to the Double-Take Acquisition” below and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and “Forward-Looking Statements” below.

For the year ended October 31, 2016, Carbonite estimates Double-Take’s total revenue to be between $36 million and $41 million, reflecting a decrease from the year ended October 31, 2015. For the year ended October 31, 2015, Carbonite estimates Double-Take’s total revenue to be between $41 million and $46 million.

Carbonite expects to realize certain operational efficiencies and to make certain investments as it integrates Double-Take into its business. Certain historical costs, including certain corporate overhead costs, reflected in the audited financial statements may not be incurred on an ongoing basis and conversely, Carbonite may increase its spending levels beyond the spending levels reflected in the audited financial statements in certain other areas, such as research and development. As a result, the operating income (loss), net income (loss) and cash from operating activities reported in the audited financial statements for the years ended October 31, 2016 and 2015, which Carbonite is required by SEC rules to file by April 18, 2017, may not be an accurate indicator of the future performance of the Double-Take business.

Carbonite is required by SEC rules to file (i) Double-Take’s audited financial statements as of October 31, 2016 and 2015 and for the years ended October 31, 2016 and 2015 and (ii) pro forma financial statements as of and for the year ended December 31, 2016 giving effect to the acquisition, in each case, with the SEC by April 18, 2017. Carbonite expects that the primary pro forma adjustments will relate to purchase accounting (including allocation of purchase price to the assets of Double-Take and the related increase in non-cash amortization and depreciation charges to reflect any higher value of these assets), deferred revenue, an increase in debt and interest expense to reflect the debt incurred to finance the acquisition and other items. However, there may be other adjustments, and such adjustments may be material, which could adversely affect the market value of Carbonite’s common stock. As a result of financing the acquisition of Double-Take, Carbonite’s capital structure shifted to a reduced level of cash and added debt.

Double-Take’s historical financial information and Carbonite’s related pro forma financial information may differ from investors’ expectations and may not accurately reflect the results Carbonite and Double-Take would have had as a combined company. If Double-Take’s historical financial information or Carbonite’s pro forma financial information do not match investors’ expectations, it may cause a decrease in the market price of the Company’s common stock.

Risks Relating to the Double-Take Acquisition

Carbonite may be unable to successfully integrate the operations of Double-Take into its business

Carbonite’s integration of Double-Take into its business is subject to a number of risks, including the following:

•	it may not be able to integrate successfully and to manage successfully the challenges presented by the integration process, which may result in Carbonite not fully achieving the operating efficiencies, synergies, cost savings, revenue enhancements and other benefits currently anticipated from the acquisition of Double-Take;

•	product, technology and sales force integrations may be difficult to complete on a timely basis or at all;

•	Carbonite may not be able to retain Double-Take’s customers and partners;

•	the indebtedness incurred in completing the acquisition of Double-Take may decrease Carbonite’s flexibility and increase its borrowing costs; and

•	Carbonite may lose executives and other key employees and be unable to attract and retain such executives and employees.

Any of the foregoing, and other factors, could harm Carbonite’s ability to achieve profitability from the Double-Take business or to realize other anticipated benefits of the acquisition of Double-Take, and Carbonite could experience a material adverse effect on its business, financial condition or results of operations.

Double-Take’s historical financial information and Carbonite’s related pro forma financial information may differ from investors’ expectations and may not accurately reflect the results Carbonite would have had as a combined company.

Under SEC rules, Double-Take is a “significant acquisition” based on the purchase price Carbonite paid compared to its total assets as of December 31, 2016 and, based on currently available preliminary information from Double-Take and subject to the completion of the financial procedures and audit with respect to Double-Take, Double-Take’s income before taxes and extraordinary items for the year ended October 31, 2016. Audited financials of Double-Take were not prepared prior to Carbonite’s acquisition of Double-Take. Carbonite is required, however, pursuant to SEC rules, to file audited financial statements of Double-Take as of October 31, 2016 and 2015 and for the years ended October 31, 2016 and 2015 and pro forma financial statements as of and for the year ended December 31, 2016 giving effect to the Double-Take acquisition with the SEC by April 18, 2017.

Carbonite has presented preliminary estimated ranges of Double-Take’s historical revenue in this current report, based on currently available information. Carbonite has provided ranges because the financial procedures and audit for such periods are not yet complete. As a result, Double-Take’s actual revenue may vary materially from the estimated revenue included herein and will not be publicly available until after the closing of this offering. Accordingly, you should not place undue reliance on these estimates. This preliminary financial data has been prepared by, and is the responsibility of, management. No accounting firm has completed any procedures with respect to the preliminary estimates presented herein. Accordingly, no accounting firm expresses an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for the financial statements that will be prepared in accordance with GAAP and filed with the SEC in the future. Audited financials of Double-Take were not prepared prior to the Double-Take Acquisition. In addition, these estimates are not necessarily indicative of the results to be achieved for any future period or as part of Carbonite.

In addition, Carbonite expects to realize certain operational efficiencies and to make certain investments as Carbonite integrates Double-Take into its business. Certain historical costs, including certain corporate overhead costs, reflected in the audited financial statements may not be incurred on an ongoing basis and conversely, Carbonite may increase its spending levels beyond the spending levels reflected in the audited financial statements in certain other areas, such as research and development. As a result, the operating income (loss), net income (loss) and cash from operating activities reported in the audited financial statements for the years ended October 31, 2016 and 2015 may not be an accurate indicator of the future performance of the Double-Take business.

Carbonite expects that the primary pro forma adjustments will relate to purchase accounting (including allocation of purchase price to the assets of Double-Take and the related increase in non-cash amortization and depreciation charges to reflect any higher value of these assets), deferred revenue, an increase in debt and interest expense to reflect the debt incurred to finance the acquisition and other items. However, there may be other adjustments, and such adjustments may be material, which could adversely affect the market value of Carbonite’s common stock. As a result of financing the acquisition of Double-Take, Carbonite’s capital structure shifted to a reduced level of cash and added debt.

The pro forma financial information will be based in part on certain assumptions regarding the acquisition of Double-Take and the transactions relating thereto that Carbonite believes are reasonable. However, Carbonite’s assumptions may prove to be inaccurate. Accordingly, the pro forma financial information may not be indicative of what Carbonite’s results of operations and financial condition would have been had Carbonite and Double-Take been a consolidated entity during the periods presented, or what the combined entity’s results of operations and financial conditions will be in the future. The challenge of integrating previously independent businesses makes evaluating Carbonite’s business and Carbonite’s future financial prospects uncertain. Carbonite’s potential for future business success and operating profitability must be considered in light of the risks, uncertainties, expenses and difficulties typically encountered by recently combined companies.

If Double-Take’s historical financial information or Carbonite’s pro forma financial information do not match investors’ expectations, it may cause a decrease in the market price of the Company’s common stock.

Item 8.01	Other Events.

In a press release issued on March 28, 2017, Carbonite announced that it intends to offer convertible senior notes in a proposed private offering, subject to market and other conditions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The board of directors of Carbonite has authorized an increase to Carbonite’s existing share repurchase program from $20 million to $30 million aggregate in repurchases of the Company’s outstanding common stock. Following such increase, Carbonite has approximately $20.2 million available under the share repurchase program. Carbonite intends to use up to $20.0 million of the net proceeds from the proposed private offering to repurchase shares of its common stock from purchasers of notes in the offering in privately negotiated transactions effected through one or more of the initial purchasers or their affiliates conducted currently with the pricing of the notes and may repurchase shares from time to time on the open market or in privately negotiated transactions continuing through May 15, 2018.

Carbonite intends to use approximately $40.0 million of the net proceeds from its proposed private offering to repay all amounts outstanding under its existing revolving credit facility, including the related letters of credit, and terminate the Credit Agreement, dated as of May 6, 2015, with Silicon Valley Bank, governing such facility and all commitments and obligations thereunder.

Forward-Looking Statements

Certain matters discussed in this press release have “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. Such statements include, but are not limited to, the proposed private offering of convertible senior notes, the preliminary financial information regarding Double-Take, preliminary pro form information about the consolidated enterprise, expected operating efficiencies and the planned repayment and termination of the Company’s existing revolving credit facility. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, economic conditions and markets (including current financial conditions), exchange rate fluctuations, risks associated with debt prepayment, stock repurchases or acquisitions rather than to retaining such cash for future needs, and changes in regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC, which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by the Company with the SEC. Except as required by applicable law, the Company does not undertake any obligation to update the Company’s forward-looking statements to reflect future events, new information or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release of Carbonite, Inc., dated March 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBONITE, INC.

Date: March 28, 2017	By:	/s/ Danielle Sheer
Danielle Sheer
Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Carbonite, Inc., dated March 28, 2017